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                                                                      EXHIBIT 21

            DIRECT AND INDIRECT SUBSIDIARIES OF BOB EVANS FARMS, INC.

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
                                                              State or Other Jurisdiction of
        Name of Subsidiary                                    Incorporation or Organization
        ------------------                                    -----------------------------
BEF Holding Co., Inc.                                                   Delaware
Bob Evans Farms, Inc.                                                     Ohio
Owens Country Sausage, Inc.                                               Texas
Owens Foods, Inc.                                                         Texas
Owens Country Foods, Inc.                                                 Texas
BEF Aviation Co., Inc.                                                    Ohio
BEF IN Holding Co., Inc.                                                Delaware
BEF RE Holding Co., Inc.                                                Delaware
BEF REIT, Inc.                                                            Ohio
Bob Evans Restaurants, Inc.                                               Ohio
Bob Evans Restaurants of Michigan, Inc.                                 Delaware
Bob Evans Restaurants of Indiana, L.P.                                   Indiana
Bob Evans Transportation Company, LLC                                     Ohio
Mimi's Cafe, LLC                                                        Delaware
SWH Corporation                                                        California
Mimi's Cafe Kansas, Inc.                                                 Kansas
SWH Too, LLC                                                            Delaware
SWH Texas, Inc.                                                         Delaware
SWH Oklahoma, Inc.                                                      Oklahoma
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